Exhibit 99.2
Washington Federal, Inc.
Fact Sheet
September 30, 2018
($ in Thousands)

	As of 03/18		As of 06/18		As of 09/18
Loan Loss Reserve - Total	$134,326		$135,416		$136,507
General and Specific Allowance	127,576		128,666		129,257
Commitments Reserve	6,750		6,750		7,250
Allowance and Reserve as a % of Gross Loans	1.07%		1.06%		1.06%

	03/18 QTR	03/18 YTD	06/18 QTR	06/18 YTD	09/18 QTR	09/18 YTD
Loan Originations - Total	$819,017	$1,772,569	$1,095,907	$2,868,476	$965,518	$3,833,994
Single-Family Residential	139,255	297,341	164,118	461,459	159,972	621,431
Construction	209,952	489,785	346,254	836,039	232,404	1,068,443
Construction - Custom	128,112	227,832	151,905	379,737	144,214	523,951
Land - Acquisition & Development	17,008	41,457	26,381	67,838	17,370	85,208
Land - Consumer Lot Loans	6,868	16,147	10,036	26,183	7,637	33,820
Multi-Family	36,068	123,654	59,758	183,412	88,634	272,046
Commercial Real Estate	81,518	145,667	81,511	227,178	47,064	274,242
Commercial & Industrial	180,423	392,487	230,853	623,340	245,997	869,337
HELOC	19,065	36,716	24,208	60,924	21,584	82,508
Consumer	748	1,483	883	2,366	642	3,008

Purchased Loans (including acquisitions)	$—	$143,605	$—	$143,605	$—	$143,605

Net Loan Fee and Discount Accretion	$4,142	$7,651	$4,498	$12,149	$3,050	$15,199

Repayments
Loans	$743,611	$1,603,194	$890,520	$2,493,714	$842,182	$3,335,896
MBS	84,444	177,252	82,983	260,235	77,803	338,038

MBS Premium Amortization	$2,318	$4,524	$1,987	$6,511	$1,997	$8,508

Efficiency
Operating Expenses/Average Assets	1.69%	1.65%	1.70%	1.67%	1.77%	1.69%
Efficiency Ratio (%) (a)	50.65%	48.94%	50.62%	49.51%	52.94%	50.37%
Amortization of Intangibles	$485	$1,190	$506	$1,696	$510	$2,206
(a) Efficiency ratio for the year to date periods ending March 31, 2018, June 30, 2018 and September 30, 2018 excludes the impact of $8.55 million reduction to non-interest income related to FDIC loss share valuation adjustments.

EOP Numbers
Shares Issued and Outstanding	84,749,203		83,534,098		82,710,911

Share repurchase information
Remaining shares authorized for repurchase (b)	4,080,149		2,855,765		2,032,598
Shares repurchased	1,673,436	2,820,806	1,224,384	4,045,190	823,167	4,868,357
Average share repurchase price	$34.66	$34.38	$32.64	$33.85	$33.17	$33.74
(b) Remaining shares authorized for repurchase reflects a reduction related to TARP warrants repurchased to date.

Washington Federal, Inc.
Fact Sheet
September 30, 2018
($ in Thousands)

Tangible Common Book Value	As of 03/18		As of 06/18		As of 09/18
$ Amount	$1,676,370		$1,674,467		$1,685,622
Per Share	19.78		20.05		20.38

# of Employees	1,855		1,869		1,877
Investments
Available-for-sale:
Agency MBS	$875,183		$831,914		$899,502
Other	394,088		423,487		415,455
	$1,269,271		$1,255,401		$1,314,957
Held-to-maturity:
Agency MBS	$1,716,566		$1,670,450		$1,625,420
	$1,716,566		$1,670,450		$1,625,420

	As of 03/31/18		As of 06/30/18		As of 09/30/18
Loans Receivable by Category	AMOUNT	%	AMOUNT	%	AMOUNT	%
Single-Family Residential	$5,705,350	45.5%	$5,745,598	45.1%	$5,798,966	45.1%
Construction	1,732,202	13.8	1,885,034	14.8	1,890,668	14.7
Construction - Custom	597,671	4.8	612,688	4.8	624,479	4.9
Land - Acquisition & Development	141,628	1.1	150,936	1.2	155,204	1.2
Land - Consumer Lot Loans	102,779	0.8	103,118	0.8	102,036	0.8
Multi-Family	1,328,049	10.6	1,346,534	10.6	1,385,125	10.8
Commercial Real Estate	1,443,437	11.5	1,435,418	11.3	1,452,168	11.3
Commercial & Industrial	1,151,108	9.2	1,133,075	8.9	1,140,874	8.9
HELOC	135,119	1.1	136,766	1.1	130,852	1.0
Consumer	202,911	1.6	188,125	1.5	173,306	1.3
	12,540,254	100%	12,737,292	100%	12,853,678	100%
Less:
ALL	127,576		128,666		129,257
Loans in Process	1,141,018		1,230,132		1,195,506
Net Deferred Fees, Costs and Discounts	47,572		52,523		51,834
Sub-Total	1,316,166		1,411,321		1,376,597
	$11,224,088		$11,325,971		$11,477,081

Net Loan Portfolio by Category	AMOUNT	%	AMOUNT	%	AMOUNT	%
Single-Family Residential	$5,649,005	50.3%	$5,686,546	50.2%	$5,741,936	50.0%
Construction	882,805	7.9	974,339	8.6	1,023,914	8.9
Construction - Custom	291,387	2.6	281,320	2.5	284,832	2.5
Land - Acquisition & Development	110,912	1.0	113,186	1.0	114,956	1.0
Land - Consumer Lot Loans	99,453	0.9	99,708	0.9	99,332	0.9
Multi-Family	1,315,064	11.7	1,332,874	11.8	1,371,187	11.9
Commercial Real Estate	1,426,085	12.7	1,417,881	12.5	1,434,460	12.5
Commercial & Industrial	1,117,211	10.0	1,100,891	9.7	1,107,571	9.7
HELOC	133,798	1.2	135,391	1.2	129,544	1.1
Consumer	198,368	1.8	183,835	1.6	169,349	1.5
	$11,224,088	100%	$11,325,971	100%	$11,477,081	100%

Washington Federal, Inc.
Fact Sheet
September 30, 2018
($ in Thousands)

	As of 03/31/18			As of 06/30/18			As of 09/30/18
Deposits by State	AMOUNT	%	#	AMOUNT	%	#	AMOUNT	%	#
Washington	$5,612,276	50.4%	81	$5,920,446	52.5%	81	$5,967,219	52.4%	80
Idaho	792,940	7.1	24	785,183	7.0	24	801,473	7.0	24
Oregon	1,971,848	17.7	47	1,807,275	16.0	46	1,835,782	16.1	46
Utah	265,673	2.4	10	266,200	2.4	10	266,934	2.3	10
Nevada	340,842	3.1	11	340,063	3.0	11	340,204	3.0	11
Texas	102,480	0.9	6	102,371	0.9	6	100,360	0.9	6
Arizona	1,195,010	10.7	31	1,203,224	10.7	31	1,205,696	10.6	31
New Mexico	857,787	7.7	27	862,711	7.6	27	869,478	7.6	27
Total	$11,138,856	100%	237	$11,287,473	100%	236	$11,387,146	100%	235

Deposits by Type	AMOUNT	%		AMOUNT	%		AMOUNT	%
Checking (non-interest)	$1,325,035	11.9%		$1,460,096	12.9%		$1,401,226	12.3%
NOW (interest)	1,818,177	16.3		1,787,035	15.8		1,778,520	15.6
Savings	895,017	8.0		865,102	7.7		836,501	7.3
Money Market	2,425,072	21.8		2,460,533	21.8		2,566,096	22.5
Time Deposits	4,675,555	42.0		4,714,707	41.8		4,804,803	42.2
Total	$11,138,856	100%		$11,287,473	100%		$11,387,146	100%

Deposits greater than $250,000 - EOP	$2,832,268			$3,000,724			$3,088,231

Time Deposit Repricing	Amount	Rate		Amount	Rate		Amount	Rate
Within 3 months	$875,183	0.82%		$726,989	0.90%		$965,279	1.10%
From 4 to 6 months	728,099	0.92%		972,317	1.11%		623,970	1.05%
From 7 to 9 months	833,326	1.18%		455,450	1.06%		441,633	1.34%
From 10 to 12 months	428,843	1.06%		379,439	1.24%		685,872	1.62%

Non-Performing Assets	AMOUNT	%		AMOUNT	%		AMOUNT	%
Non-accrual loans:
Single-Family Residential	$25,319	47.1%		$26,119	43.1%		$27,643	49.6%
Construction	2,296	4.3		1,841	3.0		2,427	4.4
Construction - Custom	—	—		—	—		—	—
Land - Acquisition & Development	2,004	3.7		1,757	2.9		920	1.7
Land - Consumer Lot Loans	1,045	1.9		642	1.1		787	1.4
Multi-Family	—	—		—	—		—	—
Commercial Real Estate	9,527	17.7		9,684	16.0		8,971	16.1
Commercial & Industrial	13,362	24.8		19,876	32.8		14,394	25.8
HELOC	217	0.4		637	1.1		523	0.9
Consumer	38	0.1		28	—		21	—
Total non-accrual loans	53,808	100%		60,584	100%		55,686	100%
Real Estate Owned	15,904			11,275			11,298
Other Property Owned	—			—			3,109
Total non-performing assets	$69,712			$71,859			$70,093

Non-performing loans as % of total net loans	0.48%			0.53%			0.49%
Non-performing assets as % of total assets	0.45%			0.46%			0.44%

Washington Federal, Inc.
Fact Sheet
September 30, 2018
($ in Thousands)

	As of 03/31/18		As of 06/30/18		As of 09/30/18
	AMOUNT	%	AMOUNT	%	AMOUNT	%
Restructured loans:
Single-Family Residential	$162,874	85.5%	$153,356	89.4%	$139,797	89.1%
Construction	—	—	—	—	—	—
Construction - Custom	—	—	—	—	—	—
Land - Acquisition & Development	—	—	—	—	107	0.1
Land - Consumer Lot Loans	6,837	3.6	5,136	3.0	4,916	3.1
Multi-Family	474	0.2	461	0.3	448	0.3
Commercial Real Estate	11,818	6.2	7,162	4.2	6,254	4.0
Commercial & Industrial	7,006	3.7	3,924	2.3	4,290	2.7
HELOC	1,424	0.7	1,491	0.9	976	0.6
Consumer	86	—	73	—	70	—
Total restructured loans	$190,519	100%	$171,603	100%	$156,858	100%

Restructured loans were as follows:
Performing	$186,057	97.7%	$165,857	96.7%	$150,667	96.1%
Non-performing (c)	4,462	2.3	5,746	3.3	6,191	3.9
Total restructured loans	$190,519	100%	$171,603	100%	$156,858	100%
(c) Included in "Total non-accrual loans" above

	AMOUNT	CO % (d)	AMOUNT	CO % (d)	AMOUNT	CO % (d)
Net Charge-offs (Recoveries) by Category
Single-Family Residential	$79	0.01%	$16	—%	$(49)	—%
Construction	—	—	—	—	—	—
Construction - Custom	—	—	—	—	—	—
Land - Acquisition & Development	(1,207)	(3.41)	(2,687)	(7.12)	(6,944)	(17.90)
Land - Consumer Lot Loans	18	0.07	(34)	(0.13)	—	—
Multi-Family	—	—	—	—	—	—
Commercial Real Estate	35	0.01	(91)	(0.03)	(97)	(0.03)
Commercial & Industrial	(115)	(0.04)	2,884	1.02	30	0.01
HELOC	1	—	—	—	596	1.82
Consumer	(182)	(0.36)	(178)	(0.38)	(42)	(0.10)
Total net charge-offs (recoveries)	$(1,371)	(0.04)%	$(90)	—%	$(6,506)	(0.20)%
(d) Annualized Net Charge-offs (recoveries) divided by Gross Balance

Interest Rate Risk
One Year GAP		(13.9)%		(11.6)%		(10.7)%
NPV post 200 bps shock (e)		13.1%		11.9%		12.9%
Change in NII after 200 bps shock (e)		0.1%		(1.2)%		(1.9)%
(e) Assumes no balance sheet management actions taken

Washington Federal, Inc.
Fact Sheet
September 30, 2018
($ in Thousands)

Historical CPR Rates (f)
	WAFD	WAFD
Average for Quarter Ended:	SFR Mortgages	GSE MBS

9/30/2016	17.7%	20.0%
12/31/2016	19.3%	24.8%
3/31/2017	13.6%	13.5%
6/30/2017	15.0%	20.9%
9/30/2017	15.1%	14.3%
12/31/2017	15.3%	13.9%
3/31/2018	12.1%	13.3%
6/30/2018	13.0%	12.0%
9/30/2018	12.3%	12.0%

(f) The CPR Rate (conditional payment rate) is the rate that is equal to the proportion of the principal of a pool of loans that is paid off prematurely in each period.

Washington Federal, Inc.
Fact Sheet
September 30, 2018
Average Balance Sheet
($ in Thousands)

	Quarter Ended
	March 31, 2018			June 30, 2018			September 30, 2018
	Average		Average	Average		Average	Average		Average
	Balance	Interest	Rate	Balance	Interest	Rate	Balance	Interest	Rate
Assets
Loans receivable	$11,138,747	$126,529	4.61%	$11,322,932	$131,541	4.66%	$11,361,886	$133,226	4.65%
Mortgage-backed securities	2,592,340	17,667	2.76	2,550,004	18,022	2.83	2,512,555	17,819	2.81
Cash & investments	579,628	3,668	2.57	584,918	4,077	2.80	612,575	4,439	2.87
FHLB & FRB Stock	131,252	1,215	3.75	135,313	1,432	4.24	124,838	1,668	5.30

Total interest-earning assets	14,441,967	149,079	4.19%	14,593,167	155,072	4.26%	14,611,854	157,152	4.27%
Other assets	1,157,987			1,154,328			1,161,389
Total assets	$15,599,954			$15,747,495			$15,773,243

Liabilities and Equity
Customer accounts	10,988,517	16,414	0.61%	11,075,998	18,887	0.68%	11,356,934	22,553	0.79%
FHLB advances	2,431,556	15,364	2.56	2,533,077	16,333	2.59	2,271,196	15,348	2.68
Other borrowings	33	—	—	—	—	—	—	—	—

Total interest-bearing liabilities	13,420,106	31,778	0.96%	13,609,075	35,220	1.04%	13,628,130	37,901	1.10%
Other liabilities	170,829			142,557			142,180
Total liabilities	13,590,935			13,751,632			13,770,310
Stockholders’ equity	2,009,019			1,995,863			2,002,933
Total liabilities and equity	$15,599,954			$15,747,495			$15,773,243

Net interest income		$117,301			$119,852			$119,251

Net interest margin (1)			3.25%			3.29%			3.26%

(1) Annualized net interest income divided by average interest-earning assets

Washington Federal, Inc.
Fact Sheet
September 30, 2018
Delinquency Summary
($ in Thousands)

			AMOUNT OF LOANS	# OF LOANS				% based		% based
TYPE OF LOANS	#LOANS	AVG Size	NET OF LIP & CHG-OFFs	30	60	90	Total	on #	$ Delinquent	on $

September 30, 2018
Single-Family Residential	24,857	233	$5,798,353	54	18	89	161	0.65%	$30,100	0.52%
Construction	632	1,682	1,062,855	—	—	4	4	0.63	2,427	0.23
Construction - Custom	1,249	232	289,192	—	—	—	—	—	—	—
Land - Acquisition & Development	126	981	123,560	—	1	2	3	2.38	940	0.76
Land - Consumer Lot Loans	1,186	86	101,908	1	1	5	7	0.59	614	0.60
Multi-Family	1,158	1,196	1,385,103	—	—	—	—	—	—	—
Commercial Real Estate	932	1,558	1,452,169	1	2	6	9	0.97	3,223	0.22
Commercial & Industrial	1,886	605	1,140,874	2	1	28	31	1.64	10,038	0.88
HELOC	2,816	46	130,852	9	8	6	23	0.82	1,342	1.03
Consumer	3,150	55	173,306	31	16	31	78	2.48	529	0.31
	37,992	307	$11,658,172	98	47	171	316	0.83%	$49,213	0.42%

June 30, 2018
Single-Family Residential	24,922	231	$5,744,620	47	22	83	152	0.61%	$29,658	0.52%
Construction	650	1,557	1,012,239	—	1	3	4	0.62	2,457	0.24
Construction - Custom	1,230	232	285,858	1	—	—	1	0.08	171	0.06
Land - Acquisition & Development	126	964	121,508	—	1	3	4	3.17	1,915	1.58
Land - Consumer Lot Loans	1,190	87	103,040	2	1	6	9	0.76	737	0.72
Multi-Family	1,145	1,176	1,346,512	—	—	—	—	—	—	—
Commercial Real Estate	929	1,545	1,435,417	1	—	7	8	0.86	2,387	0.17
Commercial & Industrial	1,886	601	1,133,075	2	2	25	29	1.54	6,595	0.58
HELOC	2,839	48	136,766	11	5	21	37	1.30	1,360	0.99
Consumer	3,410	55	188,125	26	20	100	146	4.28	352	0.19
	38,327	300	$11,507,160	90	52	248	390	1.02%	$45,632	0.40%

March 31, 2018
Single-Family Residential	25,089	227	$5,704,505	35	18	97	150	0.60%	$28,900	0.51%
Construction	682	1,344	916,662	1	—	7	8	1.17	3,243	0.35
Construction - Custom	1,237	239	295,699	—	—	—	—	—	—	—
Land - Acquisition & Development	128	930	119,063	—	—	4	4	3.13	1,863	1.56
Land - Consumer Lot Loans	1,192	86	102,705	2	—	8	10	0.84	868	0.85
Multi-Family	1,130	1,175	1,328,027	3	1	1	5	0.44	163	0.01
Commercial Real Estate	935	1,544	1,443,437	3	1	5	9	0.96	1,978	0.14
Commercial & Industrial	1,864	618	1,151,108	6	2	22	30	1.61	7,723	0.67
HELOC	2,849	47	135,119	5	5	13	23	0.81	253	0.19
Consumer	3,617	56	202,911	37	13	99	149	4.12	498	0.25
	38,723	294	$11,399,236	92	40	256	388	1.00%	$45,489	0.40%